Exhibit 10.4

THIRD WAIVER OF
SHARE EXCHANGE AGREEMENT
CONDITION

          The Undersigned, being parties to that certain Share Exchange Agreement (the “Agreement”), dated June 7, 2006, by and among PUKKA USA, INC. (“Pukka”), SUNRISE U.S.A. INCORPORATED (“Sunrise”), PAUL RESSLER and LEONARD DUCHARME, the principal shareholders of Pukka (collectively, the “Principal Shareholders”), and the other individual shareholders of Pukka (each a “Shareholder” and together with the Principal Shareholders, the “Shareholders”), hereby agree to waive and extend the Outside Date for Closing of the Agreement, described in Section 2.1 of the Agreement.

          WHEREAS, the parties acknowledge and agree that substantially all conditions required for the Closing have been satisfactorily complied with but that additional time beyond that permitted by the Agreement is required to complete certain ministerial tasks before the transactions contemplated therein can be consummated.

          NOW, THEREFORE, WITNESSETH that in consideration of good and valuable consideration, the receipt and sufficiency of which is acknowledged by each party hereto, the parties agree as follows:

          1.     Closing Date.  Section 2.1 of the Agreement is hereby amended to provide that the Outside Date set forth therein as June 30, 2006, extended until July 15, 2006 by a Waiver of Share Exchange Agreement Condition dated June 30, 2006, and extended again until July 31, 2006 by a Waiver of Share Exchange Agreement Condition dated July 15, 2006, for the Closing of the Agreement is hereby waived, and that August 15, 2006 is hereby established as the new Outside Date for the Closing of the Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed on the day and year set forth opposite below their signatures.

SUNRISE U.S.A. INCORPORATED          PUKKA USA, INC.

By:    /s/ Omar G. Barrientos                             By:    /s/ Paul R. Ressler

Date:8/1/06                                                      Date: 8/1/06

SHAREHOLDERS
(on behalf of themselves and of all Shareholders of Pukka):

/s/ Leonard DuCharme                                     /s/ Paul R. Ressler
Leonard DuCharme                                          Paul Ressler

Date: 8/2/06                                                     Date: 8/1/06